EXHIBIT 10.129

                             SUBSCRIPTION AGREEMENT


         THIS SUBSCRIPTION AGREEMENT (the "Agreement") is made as of this 26th day of January 2004, by and between TARRANT APPAREL GROUP, a California corporation (the "Company"), and the investor identified on the signature page to this Agreement (the "Investor").

                              W I T N E S S E T H:

         WHEREAS, the Investor desires to purchase and acquire from the Company and the Company desires to sell and issue to the Investor the number of shares (the "Shares") of the Company's Common Stock, no par value (the "Common Stock"), set forth on the signature page of this Agreement, upon the terms and conditions and subject to the provisions hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. PURCHASE AND SALE OF THE SHARES. The Investor hereby purchases and acquires from the Company and the Company hereby sells and issues to the Investor the Shares, at the purchase price set forth on the signature page of this Agreement (the "Purchase Price").

         2. DELIVERY OF PURCHASE PRICE AND CERTIFICATES. Contemporaneously with the delivery of this Agreement, the Investor shall deliver to Sterling Bank (the "Escrow Agent") the Purchase Price by wire transfer of immediately available funds pursuant to wire transfer instructions given to the Investor by the Company, which delivery to the Escrow Agent shall constitute payment in full of the Purchase Price by the Investor. Contemporaneously with the delivery of this Agreement, the Company shall instruct the transfer agent and registrar for the Common Stock to issue and deliver to the Investor a stock certificate, without restrictive legend, registered in the name of the Investor as set forth on the signature page of this Agreement, representing the Shares acquired hereunder, and the Company shall cause such certificate to be delivered to the Investor as soon as practicable, but in no event later than the third business day, following the delivery of this Agreement.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In order to induce the Investor to enter into this Agreement, the Company represents and warrants to the Investor the following:

                  (a) AUTHORITY. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of California, and has all requisite right, power, and authority to execute, deliver and perform this Agreement.


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                  (b)      REGISTRATION STATEMENT.  The Company has prepared and
         filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement (file number 333-111092) on Form S-3, including a related base prospectus, for registration under the Securities Act of 1933, as amended (the "ACT"), of the securities of the Company described therein with an aggregate offering price of up to $20,000,000 (the "INITIAL REGISTRATION STATEMENT"). At the effective date of the Initial Registration Statement, the Company met the requirements for use of Form S-3 under the Act. The Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form. Other than (i) documents incorporated by reference in the base prospectus contained in the Initial Registration Statement, (ii)
         any   amendment  or   supplement   filed   thereto  and  any  documents
         incorporated by reference to such amendment or supplement, and (iii) any acceleration request with respect to the Initial Registration Statement, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission. No stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The various parts of the Initial Registration Statement, including all exhibits thereto and including (x) the information contained in the form of a final prospectus supplement relating to this offering to the base prospectus included in the Initial Registration Statement, which will be filed with the Commission after the date hereof pursuant to Rule 424(b) under the Act and (y) the documents incorporated by
         reference  in  such  final   prospectus   supplement  are   hereinafter
         collectively called the "REGISTRATION STATEMENT." Such final prospectus supplement, in the form first filed pursuant to Rule 424(b) under the Act, together with the base prospectus included in the Initial
         Registration   Statement  and  any   subsequently   filed   amendments,
         supplements or other documents incorporated therein, is hereinafter called the "PROSPECTUS." Any reference herein to the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Prospectus, as the case may be. Any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any documents filed after the date of such Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended, and incorporated by reference in such Prospectus, as the case may be. Any reference to any amendment or supplement to the Registration Statement or Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Initial Registration Statement or the date of the Prospectus, as the case may be, deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be, as well as the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act.

                  (c) PROSPECTUS. No order preventing or suspending the use of any Prospectus has been issued by the Commission. The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration


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         Statement or the Prospectus will conform,  in all material  respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not: (i) with respect to the Registration Statement, as of the applicable effective date as to the Registration Statement and any amendment thereto contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) with respect to the Prospectus, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the foregoing representations and warranties in this
         Section 3(c) shall not apply to any statements or omissions made in reliance upon and in conformity with information concerning the Placement Agent furnished to the Company by the Placement Agent for use therein.

                  (d) ENFORCEABILITY. The execution, delivery, and performance of this Agreement by the Company have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by the Company, and, upon its execution by the Investor, shall constitute the legal, valid, and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (e) NO VIOLATIONS. The execution, delivery, and performance of this Agreement by the Company (i) do not and will not violate or conflict with any provision of the Company's Restated Articles of Incorporation or Bylaws, (ii) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under (except such consents as have been obtained as of the date hereof), or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material instrument or agreement to which the Company is a party or by which the Company or its properties are bound, except such consents as have been obtained as of the date hereof, and (iii) do not and will not result in the violation of any law, statute, order, rule, administrative regulation, or decree of any court, or governmental agency or body having jurisdiction over the Company or its properties.

                  (f) APPROVALS. The execution, delivery, and performance by the Company of this Agreement and the offer and sale of the Shares require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than the filing of the Prospectus pursuant to Rule 424(b) promulgated under the Act, those consents that have been obtained and filings that have been made pursuant to applicable state and federal securities laws, and post-sale filings pursuant to applicable state and federal securities laws, which the Company undertakes to file within the


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


         applicable time period. The Company shall deliver a copy of the Prospectus as filed with the Commission pursuant to Rule 424(b) to the Investor no later than the next business day following filing with the Commission.

         4. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. In order to induce the Company to enter into this Agreement, the Investor represents and warrants to the Company the following:

                  (a) AUTHORITY. If a corporation, partnership, limited partnership, limited liability company, or other form of entity, the Investor is duly organized or formed, as the case may be, validly existing, and in good standing under the laws of its jurisdiction of organization or formation, as the case may be. The Investor has all requisite individual or entity right, power, and authority to execute, deliver, and perform this Agreement.

                  (b) ENFORCEABILITY. The execution, delivery, and performance of this Agreement by the Investor have been duly authorized by all requisite partnership or corporate action, as the case may be. This Agreement has been duly executed and delivered by the Investor, and, upon its execution by the Company, shall constitute the legal, valid, and binding obligation of the Investor, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (c) NO VIOLATIONS. The execution, delivery, and performance of this Agreement by the Investor do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Investor pursuant to, any material instrument or agreement to which the Investor is a party or by which the Investor or its properties may be bound or affected, and, do not or will not violate or conflict with any provision of the articles of incorporation or bylaws, partnership agreement, operating agreement, trust agreement, or similar organizational or governing document of the Investor, as applicable.

         5. FURTHER ASSURANCES. The parties hereto will, upon reasonable request, execute and deliver all such further assignments, endorsements and other documents as may be necessary in order to perfect the purchase by the Investor of the Shares.

         6. ENTIRE AGREEMENT; NO ORAL MODIFICATION. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect thereto and may not be amended or modified except in a writing signed by both of the parties hereto.


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         7.       BINDING  EFFECT;  BENEFITS.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns; however, nothing in this Agreement, expressed or implied, is intended to confer on any other person other than the parties hereto, or their respective heirs, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         9. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the United States of America and the State of California, both substantive and remedial. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of Texas or in the United States District Court for the Southern District of Texas and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts.

         10. PREVAILING PARTIES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party shall be entitled to receive and the nonprevailing party shall pay upon demand reasonable attorneys' fees in addition to any other remedy.

         11. NOTICES. All communication hereunder shall be in writing and, if sent to you shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail, and confirmed to an Investor at the address set forth on the signature page of this Agreement, or if sent to the Company, shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail and confirmed to the Company at 3151 East Washington Boulevard, Los Angeles, California 90023,
Attention: Chief Financial Officer, facsimile number (323) 881-0332, electronic mail "patrick.chow@tags.com."

         12.      HEADINGS.   The  section  headings  herein  are  included  for
convenience only and are not to be deemed a part of this Agreement.

                          [Signature of following page]


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         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the date first written above.

                                    TARRANT APPAREL GROUP, a California
                                    corporation


                                    By:
                                         ----------------------------------
                                    Name: Patrick Chow
                                    Its:  Chief Financial Officer

                                    INVESTOR

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                                    By:
                                         ----------------------------------

                                    ---------------------------------------
                                              Print Name and Title

                                    ---------------------------------------

                                    ---------------------------------------

                                    ---------------------------------------
                                    Principal Residence or Executive Office

                                    ---------------------------------------
                                           IRS Tax Identification No.

                                    ---------------------------------------
                                                Telephone Number

                                    ---------------------------------------
                                                   Fax Number

                                    ---------------------------------------
                                                 E-mail Address


________________     X          $3.35             =       ________________
                           ---------------
Number of Shares           Price per Share                 Purchase Price


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